                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 TDX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 TDX Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     Definitive Proxy Statement.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)  Filing Party:

          ----------------------------------------------------------------------

     4)  Date Filed:

          ----------------------------------------------------------------------

                                 TDX CORPORATION
                                 29 SAWYER ROAD
                                WALTHAM, MA 02154
                                 (617) 736-0939

                                 ---------------

                                    NOTICE OF
                       THE ANNUAL MEETING OF STOCKHOLDERS

                                 ---------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TDX Corporation, a Delaware corporation (the "Company"), will be held on Thursday, December 7, 1995 at 10:00 a.m. at the offices of the Company, 29 Sawyer Road, Waltham, MA 02154, for the following purposes:

     1. To fix the number of directors at two and to elect a Board of Directors for the ensuing year.

     2. To consider and act upon a proposal to ratify the selection of the firm of Arthur Andersen LLP as the Company's independent auditor for the fiscal year ending June 30, 1996.

     3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Stockholders of record at the close of business on October 20, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                              By the Order of the Board of Directors.


                              -------------------------------------
                              Donald T. Pascal


Waltham, Massachusetts
October 27, 1995

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST TO THE SECRETARY OF THE MEETING.

--------------------------------------------------------------------------------

                                 TDX CORPORATION
                                 29 SAWYER ROAD
                                WALTHAM, MA 02154

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------



     Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of TDX Corporation, a Delaware corporation ("TDX" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, December 7, 1995 at 10:00 a.m. at the offices of the Company, 29 Sawyer Road, Waltham, MA 02154 and any adjournment thereof. A copy of the Notice of the Annual Meeting accompanies this Proxy Statement. The first date on which this Proxy Statement and accompanying proxy will be sent to stockholders is on or about October 30, 1995.

     Only stockholders of record as of October 20, 1995 (the "Record Date") will be entitled to vote at the meeting and any adjournment thereof. As of the Record Date, 7,334,524 shares of Common Stock, par value of $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock of the Company outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting, and stockholders may vote in person or by proxy. Execution of a proxy will not, in any way, affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised or by delivering a later executed proxy to the Secretary of the Company at any time before the original proxy is exercised.

     The persons named as attorneys in the proxies are officers and a director of the Company. All properly executed proxies returned in time to be cast at the meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by striking out that nominee's name on the proxy. The election of directors will require a plurality vote of the shares present at the meeting. In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditor for the fiscal year ending June 30, 1996. The selection of the Company's independent auditor will require the majority vote of the Company's stockholders present at the meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification, and if no specification is indicated will be voted FOR. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular proposal, those shares will not be considered as present at the meeting and entitled to vote in respect of that proposal.

     The Board of Directors knows of no matter to be presented at the meeting other than the election of directors and the selection of the Company's independent auditor. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. Discretionary authority to vote on such matters is conferred by such proxies.

     A copy of the Company's Annual Report on Form 10-K containing financial statements for its fiscal year ended June 30, 1995 is included herewith, but is not to be considered part of the proxy soliciting materials.

                       OWNERSHIP OF SECURITIES BY CERTAIN
                    BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

     The following table sets forth information as of October 20, 1995 with respect to the beneficial ownership of the Common Stock of the Company by (i) each person known to the Company who beneficially owns more than 5% of any class of voting securities of the Company, (ii) each director and nominee of the Company, (iii) the Company's Chief Executive Officer and other four most highly compensated executive officers (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group.

                                         Amount and Nature of
                                              Beneficial             Percent
Name of Beneficial Owner                      Ownership(1)          of Class
-----------------------                       ------------          --------

Brae Group, Inc.(2)
333 Clay Street
Houston, TX 77002                               475,000               6.26%

Louis Marx, Jr.(2)
c/o Noel Group, Inc.
667 Madison Avenue
New York, NY 10021                              475,000               6.26%

Noel Group, Inc.(2)
667 Madison Avenue
New York, NY 10021                             6,315,580             76.23%

Donald T. Pascal(3)
c/o Noel Group, Inc.
667 Madison Avenue
New York, NY 10021                              100,000               1.35%

Christopher T. Jenny(4)
c/o Diet Workshop, Inc.
29 Sawyer Road
Waltham, MA 02154                               108,902               1.48%

Earl D. Greenburg
c/o Transactional Media, Inc.
345 North Maple Drive
Beverly Hills, CA 90210                            0                   0%

Olin C. Robison(5)
Middlebury College
The Painter House
2 Court Street
Middlebury, VT 05753                            10,000                .14%

All directors and executive
officers of the Company as a group
(5 persons)(6)                                   250,531               3.35%


FOOTNOTES APPEAR ON FOLLOWING PAGE

---------------

(1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options and warrants. Each beneficial owner's percentage of ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2) Noel Group, Inc. ("Noel") owns 5,365,580 shares of Common Stock of the Company. Noel also owns currently exercisable warrants to purchase 950,000 shares of Common Stock of the Company (subject to adjustment). Brae Group, Inc. ("Brae") owns 225,000 shares of Common Stock of the Company and owns currently exercisable warrants for an additional 250,000 shares of Common Stock of the Company (subject to adjustment). Mr. Louis Marx is the majority shareholder of Brae and shares voting and investment control with Brae. Therefore, Mr. Marx may be deemed to be the beneficial owner of the shares of Common Stock of the Company held by Brae. Mr. Marx is a Director of Noel, which beneficially owns 6,315,580 shares of Common Stock of the Company. Mr. Marx disclaims beneficial ownership of such shares.

(3) Includes 100,000 shares of Common Stock of the Company subject to currently exercisable non-qualified stock options granted to Mr. Pascal pursuant to the 1988 Stock Plan of the Company. Mr. Pascal is a Managing Director of Noel, which beneficially owns 6,315,580 shares of Common Stock of the Company. Mr. Pascal disclaims beneficial ownership of such shares. Mr. Pascal owns 8,250 shares of Common Stock of Safe Way Disposal Systems, Inc., a subsidiary of the Company ("Safe Way") representing 1.52 percent of such class, and 230 shares of Series A Preferred Stock of Safe Way representing .37 percent of such class.

(4) Does not include 100 shares of Common Stock of the Company held by Mr. Jenny's sister. Mr. Jenny disclaims beneficial ownership of such shares. Mr. Jenny owns 145,667 shares of Common Stock of TDW Holding Corporation, a subsidiary of the Company ("Diet Workshop"), and currently exercisable non-qualified stock options to purchase 327,626 shares of Common Stock of Diet Workshop which were granted pursuant to the 1992 Stock Plan of Diet Workshop. Such shares represent 8.9 percent of such class. Mr. Jenny also owns options to purchase 681 shares of Common Stock of Xenejenex, Inc., a subsidiary of the Company ("Xenejenex"), which were granted pursuant to the 1992 Stock Plan of Xenejenex.

(5) Includes 10,000 shares of Common Stock of the Company subject to currently exercisable non-qualified stock options granted to Dr. Robison pursuant to the 1988 Stock Plan of the Company.

(6) Includes 140,373 shares of Common Stock of the Company subject to currently exercisable non-qualified stock options granted to such directors and executive officers pursuant to the 1988 Stock Plan of the Company. The directors and executive officers of the Company as a group own 8,250 shares of Common Stock of Safe Way representing 1.52 percent of such class, 230 shares of Series A Preferred Stock of Safe Way representing .37 percent of such class, 816,442 shares of Common Stock of Diet Workshop, including currently exercisable options for 601,108 shares of Common Stock of Diet Workshop granted pursuant to the 1992 Stock Plan of Diet Workshop, representing 14.63 percent of such class, and 1,362 shares of Common Stock of Xenejenex, subject to currently exercisable non-qualified stock options granted pursuant to the 1992 Stock Plan of Xenejenex representing 11.98 percent of such class.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Shares of Common Stock of the Company represented by all proxies received by the Board of Directors and not marked as to withhold authority to vote for any individual director or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) FOR: fixing the number of directors for the ensuing year at two and FOR: the election of the nominees named in the table below (shown by an asterisk). All the nominees listed in the table below are currently directors of the Company. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of another person or for fixing the number of directors at a lesser number.

     The following table sets forth as to the directors and nominees for election to the Board of Directors (shown by an asterisk) and each executive officer: (1) his name; (2) his age; (3) his present position with the Company; and (4) how long he has been with the Company.

Name                      Age  Title                        Time With Company
----                      ---  -----                        -----------------

*Donald T. Pascal         36   President, Director               4 Years

 Christopher T. Jenny     40   Vice President,
                               Assistant Treasurer,              7 Years
                               Director

*Olin C. Robison          59   Director                          3 Years

 Steven F. Smith          36   Chief Financial Officer,
                               Vice President,                   6 Years
                               Treasurer, Secretary

 Gail El-Hag              42   President, Chief                  3 Years
                               Executive Officer
                               and Director of Diet
                               Workshop Companies

     DONALD T. PASCAL has been a Director of the Company since July 29, 1991 and the President since January 5, 1993. Mr. Pascal was a Vice President of the Company from October 13, 1992 to January 5, 1993. He has been a director of Safe Way since the Company acquired Safe Way on March 29, 1993. He has been a Managing Director of Noel since November 1991. Mr. Pascal was a director of Noel from October 1989 to November 1991, and a Vice President of Noel from May 1988 to November 1991. Mr. Pascal is a director of Lincoln Snacks Company, a leading manufacturer and marketer of carmelized pre-popped popcorn and Sylvan, Inc., a producer of mushroom spawn and a grower of fresh mushrooms.

     CHRISTOPHER T. JENNY has been a Vice President of the Company since
January 5, 1993 and has been an executive officer and a Director of the Company since April 18, 1989. He has also been Assistant Treasurer of the Company since November 15, 1989. From October 10, 1991 to January 5, 1993, Mr. Jenny was Co-Chairman of the Company, and from April 22, 1992 to January 5, 1993, he was Chief Executive Officer of the Company. From the inception of the Company on July 6, 1988 until April 18, 1989, Mr. Jenny was Vice President and a Director of the Company, and from the inception of the Company until November 15, 1989, he was Treasurer of the Company. He was a director and the President of Xenejenex from February 1992 to December 1993. Mr. Jenny was reappointed President of Xenejenex in September 1995. Mr. Jenny has been Chairman and a director of Diet Workshop since its acquisition by the Company on December 31, 1991 through September 8, 1995. Mr. Jenny is not seeking re-election as a Director of the Company.

     DR. OLIN C. ROBISON has been a Director of the Company since March 2, 1992. Dr. Robison is Professor and President Emeritus of Middlebury College and is also President of the Salzburg Seminar whose American headquarters are in Middlebury, Vermont and whose principle program activities are in Salzburg, Austria. He has held administrative posts at Wesleyan University and Bowdoin College and was President of Middlebury College from 1975 to 1990. He is a former member of the board of directors of Noel and is currently on the boards of the Investment Company of America and American Mutual Funds, both part of the Capital Group in Los Angeles.

     STEVEN F. SMITH joined the Company as Chief Financial Officer and Treasurer in November 1989 and has been a Vice President of the Company since April 22, 1992 and Secretary of the Company since December 8, 1994. Mr. Smith was Chief Financial Officer and a director of Diet Workshop from its acquisition by the Company on December 31, 1991 through October 4, 1995 and was the Treasurer of Diet Workshop from March 1993 through October 4, 1995.

     GAIL EL-HAG has been President, Chief Executive Officer and a director of Diet Workshop since October 2, 1995. Ms. El-Hag joined Diet Workshop on September 14, 1992 and has held various executive offices and directorships of Diet Workshop through October 2, 1995. From April 1989 through May 1992, Ms. El-Hag was President and Chief Executive Officer of Fresh and Fit, Inc., a fresh food weight loss company.


                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors met four times during the fiscal year ended June 30, 1995. During the fiscal year ended June 30, 1995, each of the directors attended more than 75 percent of the total number of meetings of the Board of Directors. Olin C. Robison, who is not an officer or employee of the Company, received a fee of $5,000 per annum for service on the Company's Board of Directors for the fiscal year ended June 30, 1995.

     The Board of Directors has a Stock Plan Administration Committee, which did not meet during the fiscal year ended June 30, 1995. Its members are Todd K. West, a Vice President - Finance of Noel, and Karen Brenner, a Managing Director of Noel. Mr. West and Ms. Brenner are not members of the Board of Directors. The Board of Directors has no standing audit, compensation or nominating committee.


                          COMPLIANCE WITH SECTION 16(a)
                       OF SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who own beneficially more than ten percent of the Common Stock of the Company to file with the Securities and Exchange Commission and the National Association of Securities Dealers initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock of the Company. Directors, officers and persons owning more than ten percent of the Common Stock of the Company are required to furnish the Company with copies of all such reports. To the Company's knowledge, based on a review of copies of such reports furnished to the Company during its fiscal year ended June 30, 1995, the Company's directors, executive officers and persons owning beneficially more than ten percent of the Common Stock of the Company complied with all Section 16(a) filing requirements applicable to them.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation of the Named Executive Officers for services as executive officers of the Company for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE



                                                                                                 LONG
                                                                                                 TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                       ANNUAL COMPENSATION                      ------
                                            --------------------------------------------      SECURITIES
     NAME AND                                                             OTHER ANNUAL        UNDERLYING         ALL OTHER
  PRINCIPAL POSITIONS          YEAR         SALARY          BONUS        COMPENSATION(1)      OPTIONS(#)      COMPENSATIONS ($)
  -------------------          ----         ------          -----        ---------------      ----------      -----------------

Donald T. Pascal(2)            1995           --             --               --                  --                   --
  President                    1994           --             --               --                  --                   --
                               1993           --             --               --                  --                   --

Earl D. Greenburg(3)           1995        $275,000          --               --                  --                   --
  President of TMI             1994        $300,000          --               --                10,000(4)              --
                               1993        $199,538          --               --                  --                   --

Christopher T. Jenny           1995        $170,035          --               --               149,213(5)         $17,304(6)
  Vice President and           1994        $170,424          --               --               179,091(7)         $17,312(6)
  Assistant Treasurer          1993        $160,616        $7,000             --                88,526(8)         $16,667(6)


---------------

(1) The dollar value of perquisites and other personal benefits for each of the Named Executive Officers was less than established reporting thresholds.

(2) Mr. Pascal receives no compensation from the Company in connection with his position as President of the Company and received no compensation from the Company when he served as a Vice President of the Company from October 13, 1992 to January 5, 1993.

(3) Mr. Greenburg resigned as a Director of the Company on May 1, 1995. Transactional Media, Inc. was a subsidiary of the Company which was sold on June 1, 1995.

(4) Includes non-qualified stock options for 10,000 shares of Common Stock of the Company granted pursuant to the 1988 Stock Plan of the Company. These options expired on August 1, 1995.

(5) Includes incentive stock options for the purchase of 127,340 and 21,192 shares of Common Stock of Diet Workshop at $.42 and $.01 per share, respectively, and incentive stock options for the purchase of 681 shares of Common Stock of Xenejenex at $25 per share.

(6) Consists of a premium paid by the Company for a whole-life insurance policy owned by Mr. Jenny.

(7) Represents incentive stock options for 179,091 shares of Common Stock of Diet Workshop granted pursuant to the 1992 Stock Option Plan of Diet Workshop. See Note 8 below.

(8) Includes non-qualified stock options for 86,955 shares of Common Stock of Diet Workshop granted pursuant to the 1992 Stock Option Plan of Diet Workshop and 1,571 shares of Common Stock of Xenejenex granted pursuant to the 1992 Stock Plan of Xenejenex. These options were cancelled on May 18, 1994 in connection with the sale of 145,667 shares of Common Stock of Diet Workshop at $.01 per share and the grant of an incentive stock option to purchase 179,091 shares of Common Stock of Diet Workshop.

OPTION GRANTS TABLE

    The following table sets forth information with respect to the Named Executive Officers concerning the grant of stock options for Common Stock of the Company, Common Stock of Diet Workshop and Common Stock of Xenejenex during the fiscal year ended June 30, 1995. Neither the Company nor Diet Workshop nor Xenejenex had during such fiscal year, and currently does not have, any plans providing for the grant of stock appreciation rights ("SARs").


                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                                    ASSUMED ANNUAL RATES OF STOCK
                                                                                                         PRICE APPRECIATIONS
                                                     INDIVIDUAL GRANTS                                    FOR OPTION TERM
                                -------------------------------------------------------------       -----------------------------
                                                  % OF TOTAL
                                   NUMBER OF        OPTIONS
                                  SECURITIES      GRANTED TO      EXERCISE OR
                                  UNDERLYING     EMPLOYEES IN      BASE PRICE
                                OPTIONS GRANTED     FISCAL        -----------      EXPIRATION
        NAME                          (#)             YEAR           ($SH)            DATE               5%               10%
        ----                    ---------------  ------------     -----------      ----------            --               --

Donald T. Pascal                     __              __               __              __                __               __

Earl D. Greenburg                    __              __               __              __                __               __

Christopher T. Jenny                  21,192(1)       34%             $.01          8/17/2001         $    86         $   201
                                     127,340(1)       53%             $.42          8/23/2002         $21,648         $49,663
                                         681(2)       33%             $ 25          9/01/2002         $ 6,931         $16,151


---------------
(1) Represents incentive stock options for shares of Common Stock of Diet Workshop granted on August 17, 1994 and January 23, 1995 to Mr. Jenny. With respect to these options, 149,213 were currently exercisable at June 30, 1995.

(2) Represents incentive stock options for shares of Common Stock of Xenejenex granted on January 1, 1995 to Mr. Jenny. With respect to these options, 341 were currently exercisable at June 30, 1995.

     No stock options for Common Stock of the Company, Common Stock of Diet Workshop and Common Stock of Xenejenex were exercised during the fiscal year ended June 30, 1995 by the Named Executive Officers. The following table provides information related to the number and value of stock options for Common Stock of the Company, Common Stock of Diet Workshop, Common Stock of Xenejenex and Common Stock of Safe Way held at the end of such fiscal year by the Named Executive Officers. No SARs were exercised during such fiscal year, and no SARs are held by any Named Executive Officer, because neither the Company nor Diet Workshop nor Xenejenex nor Safe Way have any plans providing for SARs.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES





                                                                        Number of Securities         Value of Unexercised In-the-
                                                                   Underlying Unexercised Options         Money Options at
                                                                          at June 30, 1995                  June 30, 1995
                                Shares Acquired   Value Realized   ------------------------------    ----------------------------
             Name               on Exercise (#)        ($)           Exercisable/Unexercisable        Exercisable/Unexercisable
             ----               ---------------   --------------   ------------------------------    ----------------------------

Donald T. Pascal  . . . . . .         --               --                  100,000/--(1)                         --/--

Earl D. Greenburg . . . . . .         --               --                   10,000/--(1)                         --/--

Christopher T. Jenny  . . . .         --               --                  327,626/--(2)                         --/--
                                                                              341/340(3)


---------------
(1) Represents non-qualified stock options for shares of Common Stock of the Company.

(2) Represents incentive stock options for shares of Common Stock of Diet Workshop.

(3) Represents non-qualified stock options for shares of Common Stock of Xenejenex.


               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION


     Decisions regarding compensation of the Company's executives are generally made by the Board of Directors of the Company. Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), set forth below is a report submitted by the members of the Board of Director addressing the Company's compensation policies for fiscal year 1995 as they affected the Company's executive officers generally.


COMPENSATION POLICIES REGARDING EXECUTIVE OFFICERS

     The Board's executive compensation policies are intended to provide competitive levels of compensation in order to attract and retain qualified executives, to recognize individual contributions to the successful achievement of the Company's business objectives and to align management's and stockholders' interests in the enhancement of stockholder value over the long term. Compensation paid the Company's executive officers for 1995 consisted primarily of base annual salary. In addition, the Board has granted stock options to the Company's executive officers to purchase a significant amount of Common Stock of the Company and Common Stock of the Company's subsidiaries. The award of such options is intended to provide long-term incentives to executive officers by enabling them to share in the future growth of the Company's businesses.

     The Company's business strategy has been to acquire controlling equity positions in privately held operating companies with superior risk/return characteristics and to work with operating management to develop and execute strategies to increase the value of each of the Company's operating subsidiaries. Because of the nature of such business strategy, the Board believes it to be inappropriate in determining compensation payable to its executive officers to rely exclusively upon quantitative performance criteria. Subjective performance criteria such as evaluation of each executive officer's managerial ability, and the executive officer's performance in any special projects that the officer may have undertaken are also included in a compensation decision.

     Base salaries for the executive officers of the Company's subsidiaries are typically determined by the Board at the time of investment. In setting such base salaries, the Board considers the level of salary previously earned by the executive, competitive compensation structures within the industry and the size of company.

     The Board believes that stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value over the long-term. Thus, the Board has utilized the Company's and subsidiaries' stock option plans as an element in the Company's compensation packages for its executive officers. The Company has established the Company's 1988 Stock Plan, the 1992 Diet Workshop Stock Option Plan and the 1992 Xenejenex Stock Option Plan. Options granted pursuant to such plans have had exercise prices equal to the market price of the Common Stock of the Company or the fair market value of the Common Stock of a subsidiary on the date such options were granted. Thus, values which may be realized by an executive officer upon exercise of options result directly from appreciation in the Company's stock price or a subsidiary's stock price following the grant of the options. The Board believes that by making infrequent option grants potentially exercisable for a significant number of shares, an optionee will be motivated to generate potential gains by working to steadily increase the Company's stock price or a subsidiary's stock price over the long term, to a greater extent than if the same number of options were granted over the same period in smaller annual installments, because the exercise prices of the annual grants would increase in tandem with increases in the stock price. In addition, from time to time upon the acquisition by the Company of an interest in an business, the executive officers of the Company responsible for the acquisition and for future oversight over that business are granted options to acquire securities of that business or are given the opportunity to purchase equity securities of the acquired business. Such opportunities are intended to provide long-term incentives by permitting such executive officers to share in the growth of the businesses for which they bear special responsibility.

1995 COMPENSATION OF PRESIDENT

     The SEC regulations require the Board to disclose the Board's bases for compensation reported for Mr. Pascal in fiscal year 1995 and to discuss the relationship between such compensation and the Company's performance during the last fiscal year. In fiscal year 1995, the President received no compensation for the services he provided to the Company. Instead of compensating Mr. Pascal, the Board felt that all available capital of the Company should be used to meet the expenses and overhead of the Company and to provide working capital to the Company's subsidiaries. The Board does not expect to pay Mr. Pascal any compensation for the foreseeable future. Mr. Pascal holds stock options for shares of Common Stock of the Company that were granted near the adoption of the Company's diversification strategy in 1992. Thus, his compensation is highly dependent on the performance of the stock price of the Common Stock of the Company.


               SUBMITTED BY THE BOARD OF DIRECTORS OF THE COMPANY:

Donald T. Pascal              Christopher T. Jenny               Olin C. Robison



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no standing Compensation Committee. Decisions regarding compensation of the Company's executives are generally made by the Board of Directors of the Company. Except for Mr. Robison, all Directors of the Company are officers of the Company and/or the Company's subsidiaries.

                                PERFORMANCE GRAPH

     The Performance Graph* set forth below compares the cumulative total shareholder return (change in stock price plus reinvested dividends) on the Common Stock of the Company for June 30, 1990, June 30, 1991, June 30, 1992, June 30, 1993, June 30, 1994 and June 30, 1995 with the cumulative total return on the Russell 2000 Index and the Russell 2000 Consumer Index over the same period. The comparison assumes $100 was invested on June 30, 1990 in the Common Stock of the Company and in each of the foregoing indices and that all dividends paid by companies included in each index were reinvested. Stockholders are cautioned against drawing any conclusions from the data contained in the Performance Graph, as past results are not necessarily indicative of future stock price performance. The Performance Graph in no way reflects the Company's forecast of future stock price performance.


                                  [Line Graph]


                    Jun-90    Jun-91    Jun-92    Jun-93    Jun-94    Jun-95
--------------------------------------------------------------------------------

TDX Corporation*    $100.00   $ 91.18   $120.59   $129.41   $ 58.82   $ 17.65

Russell 2000        $100.00   $101.23   $115.95   $146.04   $152.48   $183.08

Russell 2000        $100.00   $ 97.10   $107.61   $131.75   $133.32   $143.23
Consumer
(Discretionary)
Index

* CALCULATION OF TDX CORPORATION'S TOTAL RETURN WAS BASED ON AN AVERAGE OF THE COMPANY'S BID AND ASK PRICES AT THE END OF EACH FISCAL YEAR.

---------------

* The information provided in the Performance Graph in the Company's Proxy Statement last year was incorrect due to a mathematical error with respect to the Russell 2000 Index and the Russell 2000 Consumer Index.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Diet Workshop granted incentive stock options to members of Diet Workshop's management for the purchase of 313,920 shares of Common Stock of Diet Workshop, at prices ranging from $.01 to $.42 per share, and has reserved for Diet Workshop's management an additional 290,392 shares of Common Stock of Diet Workshop for future incentive stock option grants. In the event that all of Diet Workshop's incentive stock options, including those options reserved for future grant were exercised, the Company's ownership percentage of Diet Workshop would decrease to 66%.


                       PROPOSAL 2 - SELECTION OF AUDITORS


     The Board of Directors has selected the firm of Arthur Andersen LLP to serve as the Company's independent auditor for the fiscal year ending June 30, 1996. The Board of Directors recommends a vote FOR ratification of its selection of Arthur Andersen LLP as its independent auditor for the fiscal year ended June 30, 1996. A representative of Arthur Andersen LLP is expected to be present at the meeting, with an opportunity to make a statement, if he so desires, and to respond to appropriate questions raised at the meeting.


                              STOCKHOLDER PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material in relation to the Annual Meeting of the Company to be held in 1996 must submit the same in writing so as to be received at the executive offices of the Company on or before June 30, 1996. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals. It is suggested that proponents submit their proposals by Certified Mail - Return Receipt requested.

                                     GENERAL

     The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies by the persons voting them.

     The Company will bear the cost of soliciting proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. Solicitation of proxies will be primarily by mail; however, proxies may also be solicited by directors, officers and regular employees of the Company (who will not be specifically compensated for such services) by telephone or otherwise.
Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward proxies and proxy material to the beneficial owners of the Common Stock of the Company, and the Company will reimburse them for their expenses.

     Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by them.


                                        By Order of the Board of Directors,


                                        -----------------------------------
                                        Donald T. Pascal



Dated:  October 27, 1995

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                   With-    For All
                                           For     hold     Exempt
1.) To fix the number of directors         / /     / /       / /
    at two and elect a Board of
    Directors for the ensuing year.

              Donald T. Pascal and Olin C. Robinson

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominee(s).

                                              For     Against     Abstain
2.) To ratify the selection of the firm of    / /       / /         / /
    Arthur Andersen LLP as the Company's
    independent auditor for the fiscal year
    ending June 30, 1995.

3.) To transact such business as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES:



THE SHARES OF COMMON STOCK OF THE COMPANY REPRESENTED BY THIS PROXY will be voted on in accordance with the specifications made above with regard to proposals 1 and 2. In the absence of a specification, this proxy will be voted for the nominees listed above and for proposals 1 and 2.

                                                 ----------------
Please be sure to sign and date this Proxy.       Date
-----------------------------------------------------------------

-----Shareholder sign here-------------Co-owner sign here--------


Mark box at right if comments or address change have been noted on the reverse
side of this card.             / /

   DETACH CARD                                                   DETACH CARD


                                 TDX CORPORATION

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of TDX Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote is important, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the attached proxy card to indicate how your shares shall be voted. Then sign the proxy card, detach it and return it in the enclosed postage-paid envelope.

Your proxy must be received prior to the Annual Meeting of Stockholders to be held at the offices of the Company, 29 Sawyer Road, Waltham, MA 02164 on Thursday, December 7, 1995 at 10:00 A.M. local time.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


TDX Corporation

                                 TDX CORPORATION

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TDX CORPORATION

The undersigned having received the Notice of the Annual Meeting of Stockholders of TDX Corporation, a Delaware corporation (the "Company"), and the Proxy Statement, each dated October 27, 1995, hereby appoints Donald T. Pascal and Steven F. Smith, or either one of them, the true and lawful attorneys and proxies of the undersigned to vote the shares of the Common Stock, par value $.01 per share, of the Company owned and held by the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at the offices of the Company, 29 Sawyer Road, Waltham, MA 02154, on Thursday, December 7, 1995 at 10:00 A.M. local time and at any adjournment(s) thereof, with all powers the undersigned would possess if personally present at said meeting with full power of substitution. The following purposes for which this proxy may be exercised are set forth in the Notice of the Annual Meeting of Stockholder and are more fully set forth in the Proxy Statement, receipt of which is hereby acknowledged.

  -----------------------------------------------------------------------------
        PLEASE VOTE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.
  -----------------------------------------------------------------------------
   Please sign this proxy exactly as your name or names are printed on the other side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
  -----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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